UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AMERICAN CAMPUS COMMUNITIES, INC.
(Name of Registrant as Specified in Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

LAND & BUILDINGS GP LP

L&B OPPORTUNITY FUND, LLC

L&B TOTAL RETURN FUND LLC

L&B MEGATREND FUND

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

JONATHAN LITT

COREY LORINSKY

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 25, 2022

2022 ANNUAL MEETING OF SHAREHOLDERS
OF
AMERICAN CAMPUS COMMUNITIES, INC.
_________________________

PROXY STATEMENT
OF
Land & buildings capital growth fund, lp
_________________________

PLEASE VOTE ON THE ENCLOSED [COLOR] PROXY CARD TODAY

Land & Buildings Capital Growth Fund, LP (“L&B Capital”), L&B Opportunity Fund, LLC (“L&B Opportunity”), Land & Buildings GP LP (“L&B GP”), L&B Total Return Fund LLC (“L&B Total Return”), L&B Megatrend Fund (“L&B Megatrend”), Land & Buildings Investment Management, LLC (“L&B Management”), Jonathan Litt, and Corey Lorinsky (collectively, “Land & Buildings” or “we”) are investors in American Campus Communities, Inc., a Maryland corporation (“ACC” or the “Company”), which beneficially own an aggregate of 1,888,433 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company. We believe that the right shareholder representation on the Board of Directors of the Company (the “Board”) is required to ensure that the Company is being run in a manner consistent with shareholders’ best interests. We have nominated a director candidate who has a strong, relevant background and who is committed to fully exploring all opportunities to unlock shareholder value and demanding accountability in the boardroom. We are seeking your support at the Company’s 2022 Annual Meeting of Shareholders scheduled to be held on ___________, 2022 at 8:00 a.m., Central Standard Time, at 12700 Hill Country Blvd., Suite T-200, Austin, Texas (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Land & Buildings’ director nominee, Corey Lorinsky (the “Nominee”), to serve until the 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) or until his successor is duly elected and qualified;
2.	To ratify Ernst & Young LLP as the Company’s independent auditors for 2022;
3.	To hold an advisory vote on the Company’s executive compensation; and
4.	To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

This Proxy Statement and the enclosed [COLOR] proxy card are first being mailed to shareholders on or about [____________], 2022.

According to the Company’s proxy statement, the terms of ten directors currently serving on the Board expire at the Annual Meeting. Through the attached Proxy Statement and enclosed [COLOR] proxy card, we are soliciting proxies to elect not only our Nominee, but also the candidates who have been nominated by the Company other than [_____]. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our Nominee will have the legal effect of replacing an incumbent director with our Nominee. If elected, our Nominee will constitute a minority on the Board – accordingly, there can be no guarantee that our Nominee will be able to implement any actions that he may believe are necessary to unlock shareholder value. However, we believe the election of our Nominee is an important step in the right direction for enhancing long-term value at the Company.

The Company has set the close of business on ___________, 2022 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were ___________ shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738.

As of the date hereof, the members of Land & Buildings collectively own an aggregate of 1,888,433 shares of Common Stock (the “Land & Buildings Group Shares”). The Participants intend to vote the Land & Buildings Group Shares “FOR” the Nominee, “FOR” the ratification of Ernst & Young LLP as the Company’s independent auditors for 2022, and “[FOR/AGAINST/ABSTAIN]” on the advisory vote on the compensation of the Company’s named executive officers.

THIS SOLICITATION IS BEING MADE BY LAND & BUILDINGS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH LAND & BUILDINGS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED [COLOR] PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

LAND & BUILDINGS URGES YOU TO VOTE “FOR” ITS NOMINEE VIA THE INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED [COLOR] PROXY CARD TODAY. IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A TOUCH-TONE TELEPHONE, PLEASE SIGN, DATE AND RETURN THE [COLOR] PROXY CARD VOTING “FOR” THE ELECTION OF THE NOMINEE.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT VIA THE INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED [COLOR] PROXY CARD, OR IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A TOUCH-TONE TELEPHONE, BY SIGNING, DATING AND RETURNING THE ENCLOSED [COLOR] PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—
This Proxy Statement and our [COLOR] proxy card are available at

www.AceTheTestACC.com

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IMPORTANT

Your vote is important, no matter how many or few shares of Common Stock you own. Land & Buildings urges you to vote FOR the Nominee and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting via the Internet or telephone by following the instructions on the enclosed [COLOR] proxy card today. If you do not have access to the Internet or a touch-tone telephone, please sign, date and return the enclosed [COLOR] proxy card today.

•	If your shares of Common Stock are registered in your own name, please follow the instructions on the enclosed [COLOR] proxy card to vote via the Internet or telephone today. If you do not have access to the Internet or a touch-tone telephone, please sign and date the enclosed [COLOR] proxy card and return it to Land & Buildings, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a [COLOR] voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed proxy card or voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Due to ongoing delays in the postal system, we are encouraging shareholders to submit their proxies electronically (by Internet or by telephone) if possible.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominee only on our [COLOR] proxy card. So please make certain that the latest dated proxy card you return is the [COLOR] proxy card.

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If you have any questions, require assistance in voting your [COLOR] proxy card,

or need additional copies of Land and Buildings’ proxy materials,

please contact Saratoga at the phone numbers listed below.

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

•	In November 2020, Jonathan Litt, the Founder and Chief Investment Officer of L&B Management, contacted Edward Lowenthal, the then Chair of the Board, and Cydney Donnell, a member of the Board and the current Chair of the Board, to discuss various matters relating to the Company, including opportunities to drive shareholder value.
•	On November 24, 2020, Mr. Lowenthal, Ms. Donnell and Mary Egan, the Chair of the Strategic Planning and Risk Committee, had a videoconference with Messrs. Litt and Lorinsky to discuss various matters relating to the Company, including opportunities to drive shareholder value.
•	On December 2, 2020, Ms. Egan, John Rippel, a member of the Board, William Bayless, the Company’s Chief Executive Officer, and Daniel Perry, the Company’s Chief Financial Officer, had a video conference with Messrs. Litt and Lorinsky to discuss various matters relating to the Company, including opportunities to drive shareholder value.
•	On December 8, 2020, Land & Buildings submitted a letter to the Company notifying the Company of its intent to nominate three director candidates (the “Prior Nominees”) for election to the Board at the 2021 annual meeting of shareholders of the Company.
•	From December 2020 through January 2021, Mr. Litt engaged in various discussions with representatives of the Company regarding the composition of the Board and related matters. During this time and as part of Mr. Litt’s efforts to reach a constructive resolution with the Company, the Nominating and Corporate Governance Committee of the Board (the “NCGC”) conducted interviews with the Prior Nominees. Despite the strong qualifications and expertise of each of the Prior Nominees, the NCGC determined to appoint three candidates selected by the Board.
•	On January 27, 2021, Land & Buildings entered into a Cooperation Agreement with the Company (the “Cooperation Agreement”) pursuant to which, among other things, the Board appointed Herman Bulls, Alison Hill and Craig Leupold to the Board and established a Capital Allocation Committee of the Board.
•	In February 2021, Land & Buildings sent a progress report to the Board in the form of a presentation and accompanying video presented by Mr. Litt.
•	In May 2021, Land & Buildings sent a progress report to the Board in the form of a presentation and accompanying video presented by Mr. Litt.
•	In August 2021, Land & Buildings sent a progress report to the Board in the form of a presentation and accompanying video presented by Mr. Litt. Mr. Litt followed up with an email to Ms. Donnell and Mesrs. Bayless and Leupold expressing his concern that Land & Buildings’ progress reports were not being shared with the full Board.
•	In October 2021, Mr. Litt scheduled a call with Ms. Donnell and Mr. Leupold to discuss the Company’s performance.
•	On November 1, 2021, Land & Buildings sent a letter to Ms. Donnell and Mr. Leupold outlining its concerns with the Company and opportunities to close the discount to net asset value (NAV). In light of the Company’s continued underperformance, Land & Buildings also disclosed its intention to nominate Mr. Litt for election to the Board at the Annual Meeting, but reiterated Land & Buildings’ continued desire to engage constructively with the Company.
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•	On November 5, 2021, Ms. Donnell sent a follow up letter to Mr. Litt noting that a meeting had been scheduled with Land & Buildings to discuss its perspective regarding the Company’s NAV and that Oliver Luck, Chair of the NCGC, would be contacting Mr. Litt to schedule a meeting regarding Mr. Litt joining the Board.
•	On November 8, 2021, Messrs. Litt and Lorinsky had a videoconference with Ms. Donnell and Messrs. Leupold, Rippel and Perry to discuss Land & Buildings’ concerns regarding the Company’s NAV.
•	On November 9, 2021, Land & Buildings sent a letter to the Company regarding its analysis of the Company’s NAV.
•	On November 10, 2021, Mr. Luck sent an email to Mr. Litt acknowledging receipt of the November 9th letter and noting that he would be in touch with Mr. Litt by early the following week to schedule an interview with the NCGC. Mr. Litt responded by thanking Mr. Luck for reaching out and expressing Land & Buildings’ desire to reach a resolution prior to the Thanksgiving holiday.
•	On November 13, 2021, Mr. Luck sent an email to Mr. Litt noting that the NCGC was available to meet with Mr. Litt during certain time periods on November 18, 2021. Mr. Litt responded that he was available on November 18th.
•	On November 18, 2021, Mr. Litt had a videoconference with the NCGC and Ms. Donnell to discuss his potential addition to the Board and certain other matters related to the Company, including Land & Buildings’ belief that the divestiture of the Company’s assets could help close the steep discount to NAV.
•	On November 19, 2021, Mr. Luck sent an e-mail to Mr. Litt following up on certain matters discussed during the November 18th meeting.
•	On November 23, 2021, Mr. Litt responded to Mr. Luck’s email thanking him for the November 18th meeting and reminding Mr. Luck of Land & Buildings’ previously communicated desire to reach a resolution before the Thanksgiving holiday. However, to afford the Board additional time, Mr. Litt requested that they reach a resolution before the end of the following week.
•	On December 13, 2021, after not having heard back from Mr. Luck following Mr. Litt’s November 23rd email, Land & Buildings issued a press release and open letter to the Company’s shareholders highlighting its concerns with the Company’s continued underperformance and outlining opportunities to close the significant gap to NAV. Land & Buildings also highlighted the need for additional fresh perspectives on the Board and announced its intent to nominate a shareholder representative to the Board at the Annual Meeting.
•	On December 16, 2021, the Company issued a press release and open letter to the shareholders of the Company discussing Land & Building’s recent actions and discussing recent interactions between members of Land & Buildings and the Company.
•	Also on December 16, 2021, Land & Buildings hosted a webcast and issued a presentation regarding the Company outlining many of the concerns and opportunities to drive shareholder value discussed in its December 13th letter.
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•	On December 17, 2021, L&B Capital delivered a notice of nomination (the “Nomination Notice”) to the Company nominating Mr. Lorinsky as a candidate for election to the Board at the Annual Meeting.
•	On December 19, 2021, Mr. Litt sent Mr. Luck an email noting that Land & Buildings is happy to continue its discussions with the Company and expressing his disappointment with the lack of response from Mr. Luck to Mr. Litt’s November 23rd email.
•	On January 5, 2022, Ms. Donnell and Mr. Luck sent a letter to Mr. Litt regarding their prior discussions around Mr. Litt joining the Board and Land & Buildings’ subsequent nomination of Mr. Lorinsky to the Board.
•	On January 18, 2022, Land & Buildings delivered a letter to the Company outlining its continued frustration with the inferior total returns and operating margins, weak earnings growth and poor capital allocation that have persisted under the Board and management team despite Land & Buildings’ sincere efforts to work constructively with the Board. Land & Buildings also explained in the letter that after having not heard a response to Mr. Litt’s November 23rd email to Mr. Luck following the NCGC’s interview of Mr. Litt, it became clear to Land & Buildings that the Board was moving in another direction, leaving Land & Buildings with no choice but to take its case to ACC shareholders.
•	On January 19, 2022, Ms. Donnell sent an email to Mr. Litt on behalf of the Board confirming receipt of the January 18th letter and reiterating the Board’s decision not appoint Mr. Lorinsky to the Board.
•	On February 15, 2022, Land & Buildings delivered a letter to the Company indicating its willingness to acquire the Company for $57.00 per share (the “Offer”).
•	On February 16, 2022, the Company issued a press release announcing that it had received the Nomination Notice and Offer Letter. The Company also filed a Form 8-K announcing the press release and once again attached copies of certain private letters from Land & Buildings.
•	On February 28, 2022, Land & Buildings delivered a letter to the Company expressing its disappointment with the Board’s decision to make false statements regarding Land & Buildings and its Offer rather than constructively engage with Land & Buildings following its Offer. In the letter, Land & Buildings stated that it remains committed to moving forward with the Offer and working collaboratively with the Board to consummate a transaction for the benefit of all ACC shareholders and in furtherance of that, proposed a confidentiality agreement that Land & Buildings was prepared to enter into with the Company in order to begin the due diligence process.
•	On March 1, 2022, the Company delivered a letter to Land & Buildings requesting certain information regarding Land & Buildings’ sources and uses of funding and expressing its belief that the execution of a confidentiality agreement is not a prerequisite for the provision of this information. The Company also informed Land & Buildings that the Board did not believe the proposed price appropriately valued the Company.
•	On March 14, 2022, representatives of BofA Securities, the Company’s financial advisor, and Dentons US LLP, the Company’s legal advisor, contacted counsel to Land & Buildings to inform them that the Company intended to file its preliminary proxy statement with the SEC in the near term and to inquire as to whether Land & Buildings intended to proceed with its nomination of the Nominee to the Board at the Annual Meeting.
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•	On March 15, 2022, the Company filed its preliminary proxy statement.
•	On March 25, 2022, Land & Buildings filed this preliminary proxy statement.

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REASONS FOR THE SOLICITATION

Land & Buildings has conducted extensive due diligence on the Company, having monitored ACC for years. In doing so, we have carefully analyzed the Company’s operating and financial performance as well as the competitive landscape in the real estate investment trust (“REIT”) industry in which it operates. For the past year and a half, we have attempted to maintain an ongoing dialogue with the Company’s Board and management team to discuss our concerns and the opportunities that we believe are available to create value for the benefit of all ACC shareholders.

Specifically, we believe ACC has significantly underperformed and has failed to create meaningful value for long-term shareholders. We believe this underperformance is largely the result of disappointing cash flow and NAV growth, poor investor communications, capital allocation issues, bloated expense structure and insufficient Board oversight.

It had been our sincere hope that following the Cooperation Agreement and subsequent changes to the Board in January 2021, the tide would turn at ACC. Instead, the Company has continued to trade at a material discount to its NAV, has continued to make strategic missteps and shareholders have continued to suffer inferior returns. Despite our continued efforts to engage constructively with the Company, it has become evident to us that further change is needed at ACC, including direct shareholder representation in the boardroom, in order to hold management accountable and bring the necessary urgency to strategic planning.

We are therefore soliciting your support to elect our Nominee at the Annual Meeting, who we believe will bring an unbiased owner’s mentality into the boardroom, relevant industry experience, and sorely needed shareholder alignment to help instill accountability and drive improved performance.

We Believe There is Untapped Potential at ACC

As the nation’s largest developer, owner and manager of high-quality student housing communities, ACC should be set up to thrive. We have seen year-after-year that demand for student housing remains strong in almost any environment. ACC’s portfolio, focused on core pedestrian modern assets primarily at top-tier public four-year universities, is well-positioned – with significant enrollment growth and declining new supply growth forecasted over the next five years in the Company’s markets.1 Further, the value of a college degree has never been higher, with the gap between the lifetime earnings power of people with and without a college degree currently over $1 million.2

Despite these favorable dynamics, ACC has continued to trade at a substantial discount to the private market value of its assets. The Company is currently trading at an implied cap rate of nearly 5%, compared to the 3.75%-4.25% private market range, translating to 30%+ potential upside to current NAV. And this gap is likely to only widen further as cap rates continue to compress, with more institutional money pouring into the student housing sector than ever before and valuations and transaction activity increasing.

We are Concerned with the Company’s Continued Underperformance and Mismanagement

When we entered into the Cooperation Agreement with ACC last year, we had misgivings considering that the three directors added to the Board were all candidates put forward by ACC and there remained no true investor representative on the Board. However, we were hopeful that the changes instituted would be sufficient to reverse the track record of mismanagement and underperformance at the Company, particularly given our past respect for Cydney Donnell and her appointment as Chairwoman. Unfortunately, our hopes were misplaced.

1 RealPage, National Center for Education Statistic

2 US Bureau of Labor Statistics

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Since the Cooperation Agreement, ACC’s total shareholder returns have continued to lag peers – underperforming by 18% versus apartments and 13% versus proxy peers. This troubling pattern has been consistent over the past 1-, 3-, 5-, and 10-years. Consider the following:

Note: Data through 12/10/2021; Cooperation Agreement announced 01/27/2021 after market close; Apartments defined as BBREAPT Index on Bloomberg; Proxy Peers defined in ACC 2021 Proxy Statement

In our view, this underperformance stems primarily from several key failures:

•	Disappointing cash flow and NAV growth – The student housing business at ACC has enjoyed steady net operating income (NOI) growth – albeit below peers. Inexplicably though, funds from operations (FFO) per share has seen meager growth. Further, NAV growth has materially lagged apartment peers, with apartment REIT NAVs on average growing approximately twice as fast over the past 10 years according to leading third-party analysts. We believe these issues are directly tied to poor capital allocation as well as operational issues such as mushrooming G&A.
•	Capital allocation missteps – ACC’s poor capital allocation includes a disappointing track record on acquisition integration, a consistently overleveraged balance sheet and missed development yield targets. ACC’s often high cost of capital, self-inflicted in our view, has made its growth ambitions difficult to pencil accretively, though has not stopped the Company from pursuing investments. This past summer, for example, the Company issued equity at a steep discount to Land & Building’s estimated NAV, issuing a “mea culpa” almost immediately once challenged by analysts on the Company’s 2Q21 earnings call, claiming their “own opinion of NAV is changing, which certainly changes that calculus a little bit.”
•	Investor communication failures – For years, ACC’s management team has over-promised and under-delivered – consistently missing their own guidance and target ranges. In the eight years prior to the pandemic, the Company only achieved the midpoint of its long-term 3 – 6% same-store NOI growth range once. In fact, every year since 2013, the Company has seen its FFO/share earnings estimates decline and on average by double-digits.[3] Yet another example is the repeated promises to keep leverage ratios low, which the Company has seemingly ignored each time in favor of another new investment opportunity.

3 Bloomberg

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•	Bloated expense structure – ACC has consistently failed to rein in costs. G&A expense has more than doubled since 2013, while revenue has only grown by 43% through 2019 (with 2021 revenue still expected to below pre-pandemic peaks). Additionally, the Company has missed its same-store expense guidance 75% of the time since 2012 (excluding the pandemic).[4]

It has become clear to us that true shareholder representation is desperately needed in the boardroom to instill accountability, help reverse the Company’s prolonged underperformance and ensure the interests of shareholders always remain paramount.

We Believe More Aggressive Strategic Measures Are Needed at ACC

The past year has shown us that for ACC to unlock the value of its well-positioned portfolio and to finally begin delivering for shareholders, we believe more significant strategic changes are needed. In our view, ACC needs to move quickly to take the following actions, which we have repeatedly recommended to management and the Board:

•	Accelerate asset sales – In the past, ACC has not been able to aggressively pursue asset sales in a way that has delivered real value for shareholders, in our view. Given the excellent current transaction market for student housing properties, the ample pool of potential buyers looking to invest in this space, and the fact that the Company is still trading at a discount to NAV, it is clear ACC must implement a divestment plan that investors can have faith in and return capital to shareholders. The Company’s recently announced joint venture for the ownership of its existing eight-property Arizona State University (ASU) student housing portfolio is wholly inadequate to close the substantial discount to NAV.
•	Reduce G&A expenses and grow margins – As outlined above, we believe ACC’s G&A expense growth has impaired its results and harmed shareholders while NOI margins are likely not optimized given the Company has so often missed its own expectations. We believe a full review and independent assessment of costs and potential synergies across the Company should be undertaken and that the Company should effectively communicate plans to improve margins and reduce G&A expenses.
•	Continue to improve investor communication – Although we have seen some positive momentum in this area since the Cooperation Agreement last year, given the years of damage that ACC has done to its credibility with the investment community, messaging needs to be an area of continued focus and oversight. We think the addition of a shareholder representative on the Board is a critical step to further improving investor communications.
•	Return capital to shareholders – ACC has historically resisted any type of share buyback program or other forms of returning capital to shareholders. On the Company’s 3Q18 earnings call, the Company said it would not consider buybacks or a “fundamental shift” in strategy until the discount to NAV becomes persistent. It appears we have reached that point.
•	Continuously evaluate all strategic options – As we have made clear, we believe there is tremendous investor interest right now in the student housing sector – value that is not reflected in ACC’s share price. Given this favorable environment, we believe the Board has a duty to seriously explore all options to maximize value for shareholders, including a sale of the Company.

4 Company Filings

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We Believe Our Nominee Would Bring Much-Needed Alignment and Accountability to the Board

Our engagement with the Company, together with ACC’s long-term underperformance and strategic missteps, has proven to us that a shareholder-aligned representative is needed on the Board to drive improved performance and instill accountability. We are therefore seeking your support to elect Land & Buildings’ Portfolio Manager, Corey Lorinsky, to the Board at the Annual Meeting. In addition to bringing shareholder-alignment to the Board, Mr. Litt has investment management experience in the real estate industry as well as financial expertise, which we believe makes him well-qualified to serve as a director of the Company.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of ten directors, each with a term expiring at the Annual Meeting. Your vote to elect our Nominee will have the legal effect of replacing an incumbent director with the Nominee. If elected, our Nominee will constitute a minority on the Board and there can be no guarantee that our Nominee will be able to implement any actions that he may believe are necessary to unlock shareholder value at ACC. There is no assurance that any incumbent director will serve as a director if our Nominee is elected to the Board. You should refer to the Company's proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

This Proxy Statement is soliciting proxies to elect not only our Nominee, but also the candidates who have been nominated by the Company other than [____]. This gives shareholders who wish to vote for our Nominee the ability to vote for a full slate of ten nominees in total. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

our NOMINEE

Set forth below is the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominee. This information has been furnished to us by the Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as a director of the Company is set forth below.

Corey Lorinsky, age 36, is a Principal of L&B Management, a registered investment manager specializing in publicly traded real estate and real estate related securities. He currently serves as a Portfolio Manager at L&B Management and previously served as a Senior Analyst from 2011 when he joined the firm until he was appointed as Portfolio Manager in 2017. He is an active member of the Land & Buildings Investment Committee and is responsible for investment idea generation, monitoring of current investments and supporting the global research efforts at the firm. He is also responsible for building, maintaining and updating earnings, net asset value and pricing models as well as other macroeconomic, industry and company-specific analysis. From 2009 to 2011, Mr. Lorinsky was a Research Analyst at Elliott Management Corporation, a billion dollar multi-strategy hedge fund based in Manhattan. Prior to that role, Mr. Lorinsky conducted research on housing and the financial crisis at the Stern School of Business at New York University. Mr. Lorinsky received his B.S. in Economics and Concentrations in Finance, Entrepreneurship and Real Estate from The Wharton School at The University of Pennsylvania.

Land & Buildings believes that Mr. Lorinsky is well-qualified to serve as a director of the Company given his investment management experience in the real estate industry, including as Portfolio Manager at L&B Management, together with his financial expertise.

Mr. Lorinsky is a citizen of the United States of America.

The principal business address of Mr. Lorinsky is c/o Land & Buildings Investment Management, LLC, 1 Landmark Square, 17th Floor, Stamford, Connecticut 06901.

As of the date hereof, Mr. Lorinsky beneficially owns directly 10 shares of Common Stock of the Company. Mr. Lorinsky is a Principal and Portfolio Manager of L&B Management, which beneficially owns 1,888,433 shares of Common Stock, however, he does not have voting or dispositive power over the shares of Common Stock beneficially owned by L&B Management. For information regarding transactions in securities of the Company during the past two years by certain of the Participants (as defined below), please see Schedule I.

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Land & Buildings believes that the Nominee presently is, and if elected as a director of the Company, the Nominee would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE Listed Company Manual Section 303.A, and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Land & Buildings acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Land & Buildings acknowledges that if the Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board.

Other than as stated herein, and except for compensation received by Mr. Lorinsky as an employee of L&B Management, there are no arrangements or understandings between members of Land & Buildings and the Nominee or any other person or persons pursuant to which the nomination of the Nominee described herein is to be made, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. The Nominee is not a party adverse to the Company or any of its subsidiaries nor does the Nominee have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that the Nominee will be unable to stand for election, but, in the event the Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Land & Buildings that any attempt to increase the size of the current Board or to classify the Board, constitutes an unlawful manipulation of the Company’s corporate machinery.

WE STRONGLY URGE YOU TO VOTE “FOR” THE NOMINEE USING THE ENCLOSED [COLOR] PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

As discussed in further detail in the Company’s proxy statement, the Company has proposed that the shareholders ratify the Audit Committee’s reappointment of Ernst & Young LLP as the Company’s independent auditors for 2022. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

15

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is providing shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. Accordingly, the Board recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and disclosure.”

As discussed in the Company’s proxy statement, the results of this advisory vote are non-binding, but, to the extent there is any significant vote against the named executive officer compensation, the Company will consider shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

[WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR”/”AGAINST”/“ASBSTAIN” ON] THIS PROPOSAL.]

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VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Land & Buildings believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed [COLOR] proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the Nominee, FOR the ratification of Ernst & Young LLP as the Company’s independent auditors for 2022, [FOR/AGAINST/ABSTAIN on] the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate ten candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect the Nominee as a director in opposition to an incumbent director. Shareholders who vote on the enclosed [COLOR] proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than [_____]. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Under applicable proxy rules we are required either to solicit proxies only for our Nominee, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominee while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for the Nominee to also vote for certain of the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. In the event that the Nominee is elected, there can be no assurance that the Company nominees who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominee if elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Bylaws and Maryland Law. A majority of the outstanding shares of Common Stock, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions, withhold votes and “broker non-votes” are counted as shares present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a shareholder of record, you must deliver your vote by mail, the Internet, by telephone or attend the Annual Meeting in order to be counted in the determination of a quorum.

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VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for contested director elections. The ten directors receiving the highest number of affirmative votes will be elected as directors of the Company. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the Nominee.

Ratification of Independent Auditors for 2022 ─ According to the Company’s proxy statement, in order for Ernst & Young LLP to be ratified as the Company’s independent auditors for 2022, the proposal must receive a majority of the votes cast at the Annual Meeting at which a quorum is present. Abstentions will have the same impact as a vote against this proposal. Broker non-votes will have no impact on the outcome of this vote.

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers ─ According to the Company’s proxy statement, for the advisory vote on executive compensation to be approved, the proposal must receive a majority of the votes cast at the Annual Meeting at which a quorum is present. Abstentions will have the same impact as a vote against this proposal. Broker non-votes will have no impact on the outcome of this vote.

Under applicable Maryland law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your [COLOR] proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Land & Buildings’ recommendations specified herein and in accordance with the discretion of the persons named on the [COLOR] proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

You may change your vote or revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again by telephone or through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. A written notice of revocation may be delivered either to Land & Buildings in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Land & Buildings in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominee.

IF YOU WISH TO VOTE FOR THE NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET OR BY TELEPHONE ON THE ENCLOSED [COLOR] PROXY CARD. ALTERNATIVELY, IF YOU DO NOT HAVE ACCESS TO THE INTERNET OR A TOUCH-TONE TELEPHONE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED [COLOR] PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Land & Buildings. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Land & Buildings, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominee may make solicitations of proxies but, except as described herein, will not receive compensation for acting as a director nominee.

Members of Land & Buildings have entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[_______], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Land & Buildings has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Land & Buildings will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately [___] persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Land & Buildings. Land & Buildings estimates that through the date hereof its expenses in furtherance of, or in connection with, this solicitation are approximately $[_____]. Costs of this solicitation of proxies are currently estimated to be up to $[_______] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. Land & Buildings intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Land & Buildings does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are L&B Capital, a Delaware limited partnership, L&B Opportunity, a Delaware limited liability company, L&B GP, a Delaware limited partnership, L&B Management, a Delaware limited liability company, L&B Total Return, a Delaware limited liability company, L&B Megatrend Fund (“L&B Megatrend”), a Cayman Islands company, Mr. Litt and the Nominee (each, a “Participant” and collectively, the “Participants”).

The address of the principal office of each of the Participants is 1 Landmark Square, 17th Floor, Stamford, Connecticut 06901.

The principal business of each of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend is serving as a private investment fund. The principal business of L&B GP is serving as the general partner of L&B Capital. The principal business of L&B Management is serving as the investment manager of each of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and as the investment advisor of a certain managed account (the “Managed Account”). The principal occupation of Mr. Litt is serving as the managing principal of L&B Management.

As of the date hereof, L&B Capital directly owns 294,265 shares of Common Stock. As of the date hereof, L&B Opportunity directly owns 72,154 shares of Common Stock. As of the date hereof, 1,408,099 shares of Common Stock were held in the Managed Account. L&B GP, as the general partner of L&B Capital, may be deemed the beneficial owner of the 294,265 shares of Common Stock owned by L&B Capital. As of the date hereof, L&B Total Return directly owns 110,645 shares of Common Stock. As of the date hereof, L&B Megatrend directly owns 3,270 shares of Common Stock. L&B Management, as the investment manager of each of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and as the investment advisor of the Managed Account, may be deemed the beneficial owner of an aggregate of 1,888,433 shares of Common Stock owned by L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and held in the Managed Account. Mr. Litt, as the managing principal of L&B Management, which is the investment manager of each of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and the investment advisor of the Managed Account, may be deemed the beneficial owner of an aggregate of 1,888,433 shares of Common Stock owned by L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and held in the Managed Account.

19

The shares of Common Stock owned directly by L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and held in the Managed Account were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

For information regarding purchases and sales of securities of the Company during the past two years by certain of the Participants, see Schedule I.

L&B Management, as the investment manager of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and the investment advisor of the Managed Account, is entitled to receive certain management fees and performance-related fees with respect to the shares of Common Stock owned by each of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and held in the Managed Account. Mr. Litt, as the Managing Principal of L&B Management, is entitled to receive certain management fees and performance-related fees paid to L&B Management with respect to the shares of Common Stock owned by each of L&B Capital, L&B Opportunity, L&B Total Return and L&B Megatrend and held in the Managed Account

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

20

CERTAIN OTHER MATTERS

Land & Buildings is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Land & Buildings is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed [COLOR] proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Saratoga, at the following address or phone number: 520 8th Avenue, 14th Floor, New York, New York 10018 or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Land & Buildings.

This Proxy Statement is dated [___________], 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, any shareholder proposal intended for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must be received by the Company no later than December 31, 2022. To be eligible for inclusion, the proposal must be received by the Corporate Secretary at the Company’s principal executive offices at 12700 Hill Country Blvd., Suite T-200, Austin, Texas.

According to the Company’s proxy statement, the Nominating and Corporate Governance Committee will consider appropriate nominees for director whose names are submitted in writing by a holder of the Company’s Common Stock. Nominations must be addressed to the Chair of the Nominating and Corporate Governance Committee, c/o American Campus Communities, Inc., 12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738, indicating the nominee’s qualification and other relevant biographical information and providing confirmation of the nominee’s consent to serve as director. In order to be considered for the next annual election of directors, any such written request must comply with the requirements set forth in the Bylaws. Under the Bylaws, such request must be delivered to the Corporate Secretary at the Company’s principal executive offices at 12700 Hill Country Blvd., Suite T-200, Austin, Texas no earlier than Tuesday, November 15, 2022 and no later than Thursday, December 15, 2022.

21

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Company’s proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by Land & Buildings that such procedures are legal, valid or binding.

ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE COMPANY’S DIRECTORS, RELATED PERSON TRANSACTIONS AND GENERAL INFORMATION CONCERNING THE COMPANY’S ADMINISTRATION AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

Dated: ___________, 2022

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

LAND & BUILDINGS CAPITAL GROWTH FUND, LP

Sale of Common Stock	(26,572)	05/13/2020
Purchase of Common Stock	13,300	05/15/2020
Purchase of Common Stock	13,272	05/19/2020
Purchase of Common Stock	34,004	07/17/2020
Purchase of Common Stock	36,296	07/20/2020
Purchase of Common Stock	31,735	07/21/2020
Purchase of Common Stock	52,500	08/13/2020
Purchase of Common Stock	36,600	08/14/2020
Purchase of Common Stock	18,080	08/17/2020
Purchase of Common Stock	6,420	08/18/2020
Purchase of Common Stock	1,170	09/01/2020
Purchase of Common Stock	36,450	09/04/2020
Purchase of Common Stock	34,900	09/09/2020
Sale of Common Stock	(11,600)	09/17/2020
Sale of Common Stock	(44,955)	10/22/2020
Purchase of Common Stock	14,920	10/27/2020
Purchase of Common Stock	7,880	10/28/2020
Sale of Common Stock	(21,900)	11/02/2020
Sale of Common Stock	(32,300)	11/03/2020
Sale of Common Stock	(20,600)	11/19/2020
Purchase of Common Stock	41,000	12/03/2020
Sale of Common Stock	(20,200)	12/17/2020
Sale of Common Stock	(11,380)	12/31/2020
Sale of Common Stock	(9,750)	02/09/2021
Sale of Common Stock	(29,250)	02/10/2021
Purchase of Common Stock	19,800	02/22/2021
Purchase of Common Stock	19,501	02/23/2021
Purchase of Common Stock	5,100	03/08/2021
Purchase of Common Stock	20,300	07/02/2021
Sale of Common Stock	(18,622)	07/13/2021
Sale of Common Stock	(11,378)	07/14/2021
Sale of Common Stock	(14,746)	07/21/2021
Sale of Common Stock	(4,454)	07/22/2021
Sale of Common Stock	(15,500)	07/26/2021
Purchase of Common Stock	39,300	07/27/2021
Purchase of Common Stock	1,500	07/30/2021
Purchase of Common Stock	10,387	08/13/2021
Purchase of Common Stock	3,437	08/16/2021
Purchase of Common Stock	20,799	09/22/2021
Purchase of Common Stock	53	09/23/2021
Purchase of Common Stock	230	11/30/2021
Purchase of Common Stock	39,100	12/10/2021
Sale of Common Stock	(7,672)	12/29/2021
Sale of Common Stock	(7,672)	12/30/2021
Sale of Common Stock[1]	(15,940)	12/31/2021
Sale of Common Stock[1]	(21,500)	01/03/2022
Sale of Common Stock[1]	(18,000)	01/04/2022
Purchase of Common Stock	9,000	01/21/2022
Purchase of Common Stock	4,900	01/28/2022
Purchase of Common Stock	3,921	02/08/2022
Purchase of Common Stock	19,811	02/09/2022
Purchase of Common Stock	29,500	02/11/2022
Purchase of Common Stock	29,600	02/14/2022
Purchase of Common Stock	3,490	02/28/2022
Sale of Common Stock[1]	(20,220)	03/16/2022
Sale of Common Stock[1]	(13,480)	03/17/2022

I-1

LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC

(Through the Managed Account)

Sale of Common Stock	(39,977)	05/13/2020
Sale of Common Stock	(26,651)	05/13/2020
Purchase of Common Stock[2]	13,300	05/15/2020
Purchase of Common Stock[2]	20,000	05/15/2020
Purchase of Common Stock[2]	19,977	05/19/2020
Purchase of Common Stock[2]	13,351	05/19/2020
Purchase of Common Stock	53,159	07/17/2020
Purchase of Common Stock	35,455	07/17/2020
Purchase of Common Stock	56,741	07/20/2020
Purchase of Common Stock	37,845	07/20/2020
Purchase of Common Stock	33,023	07/21/2020
Purchase of Common Stock	49,568	07/21/2020
Purchase of Common Stock	54,700	08/13/2020
Purchase of Common Stock	82,000	08/13/2020
Purchase of Common Stock	57,200	08/14/2020
Purchase of Common Stock	38,100	08/14/2020
Purchase of Common Stock	28,191	08/17/2020
Purchase of Common Stock	18,818	08/17/2020
Purchase of Common Stock	6,682	08/18/2020
Purchase of Common Stock	10,009	08/18/2020
Purchase of Common Stock	37,725	09/04/2020
Purchase of Common Stock	56,625	09/04/2020
Purchase of Common Stock	54,200	09/09/2020
Purchase of Common Stock	36,100	09/09/2020
Sale of Common Stock	(12,000)	09/17/2020
Sale of Common Stock	(18,100)	09/17/2020
Purchase of Common Stock	54,100	10/05/2020
Purchase of Common Stock	53,800	10/06/2020
Purchase of Common Stock	54,000	10/07/2020
Purchase of Common Stock	53,750	10/08/2020
Purchase of Common Stock	53,750	10/09/2020
Purchase of Common Stock	34,200	10/13/2020
Purchase of Common Stock	19,000	10/14/2020
Purchase of Common Stock	14,000	10/16/2020
Purchase of Common Stock	14,300	10/19/2020
Purchase of Common Stock	27,800	10/19/2020
Purchase of Common Stock	6,880	10/20/2020
Purchase of Common Stock	6,800	10/21/2020
Sale of Common Stock	(46,516)	10/22/2020
Sale of Common Stock	(69,822)	10/22/2020
Purchase of Common Stock	15,378	10/27/2020
Purchase of Common Stock	23,100	10/27/2020
Purchase of Common Stock	95,346	10/27/2020
Purchase of Common Stock	8,122	10/28/2020
Purchase of Common Stock	12,200	10/28/2020
Purchase of Common Stock	3,200	10/28/2020
Purchase of Common Stock	50,354	10/28/2020
Sale of Common Stock	(22,700)	11/02/2020
Sale of Common Stock	(34,100)	11/02/2020
Sale of Common Stock	(52,720)	11/03/2020
Sale of Common Stock	(35,140)	11/03/2020
Sale of Common Stock	(21,200)	11/19/2020
Sale of Common Stock	(31,800)	11/19/2020
Purchase of Common Stock	42,200	12/03/2020
Purchase of Common Stock	63,300	12/03/2020
Sale of Common Stock	(20,800)	12/17/2020
Sale of Common Stock	(31,200)	12/17/2020
Sale of Common Stock	(15,925)	02/09/2021
Sale of Common Stock	(10,625)	02/09/2021
Sale of Common Stock	(13,525)	02/09/2021
Sale of Common Stock	(31,875)	02/10/2021
Sale of Common Stock	(47,775)	02/10/2021
Sale of Common Stock	(40,575)	02/10/2021
Purchase of Common Stock	21,500	02/22/2021
Purchase of Common Stock	32,300	02/22/2021
Purchase of Common Stock	32,400	02/22/2021
Purchase of Common Stock	31,775	02/23/2021
Purchase of Common Stock	21,183	02/23/2021
Purchase of Common Stock	31,577	02/23/2021
Purchase of Common Stock	5,500	03/08/2021
Purchase of Common Stock	8,300	03/08/2021
Purchase of Common Stock	5,640	06/29/2021
Purchase of Common Stock	22,100	07/02/2021
Purchase of Common Stock	33,200	07/02/2021
Sale of Common Stock	(20,298)	07/13/2021
Sale of Common Stock	(30,477)	07/13/2021
Sale of Common Stock	(18,623)	07/14/2021
Sale of Common Stock	(12,402)	07/14/2021
Sale of Common Stock	(16,051)	07/21/2021
Sale of Common Stock	(24,115)	07/21/2021
Sale of Common Stock	(4,849)	07/22/2021
Sale of Common Stock	(7,285)	07/22/2021
Sale of Common Stock	(16,900)	07/26/2021
Sale of Common Stock	(25,400)	07/26/2021
Purchase of Common Stock	42,900	07/27/2021
Purchase of Common Stock	64,300	07/27/2021
Purchase of Common Stock	11,236	08/13/2021
Purchase of Common Stock	16,829	08/13/2021
Purchase of Common Stock	3,718	08/16/2021
Purchase of Common Stock	5,568	08/16/2021
Purchase of Common Stock	22,466	09/22/2021
Purchase of Common Stock	33,732	09/22/2021
Purchase of Common Stock	86	09/23/2021
Purchase of Common Stock	57	09/23/2021
Purchase of Common Stock	5,275	09/30/2021
Purchase of Common Stock	42,200	12/10/2021
Purchase of Common Stock	63,200	12/10/2021
Sale of Common Stock	(8,271)	12/29/2021
Sale of Common Stock	(12,407)	12/29/2021
Sale of Common Stock	(8,271)	12/30/2021
Sale of Common Stock	(12,406)	12/30/2021
Sale of Common Stock[1]	(24,800)	01/03/2022
Sale of Common Stock[1]	(37,200)	01/03/2022
Sale of Common Stock[1]	(20,700)	01/04/2022
Sale of Common Stock[1]	(31,000)	01/04/2022
Purchase of Common Stock	4,700	01/07/2022
Purchase of Common Stock	15,600	01/21/2022
Purchase of Common Stock	10,400	01/21/2022
Purchase of Common Stock	8,500	01/28/2022
Purchase of Common Stock	5,700	01/28/2022
Purchase of Common Stock	6,787	02/08/2022
Purchase of Common Stock	4,530	02/08/2022
Purchase of Common Stock	22,884	02/09/2022
Purchase of Common Stock	34,293	02/09/2022
Purchase of Common Stock	34,000	02/11/2022
Purchase of Common Stock	51,000	02/11/2022
Purchase of Common Stock	51,100	02/14/2022
Purchase of Common Stock	34,100	02/14/2022
Purchase of Common Stock	3,595	02/28/2022
Sale of Common Stock[1]	(23,040)	03/16/2022
Sale of Common Stock[1]	(34,560)	03/16/2022
Sale of Common Stock[1]	(23,040)	03/17/2022
Sale of Common Stock[1]	(15,360)	03/17/2022

I-2

L&B OPPORTUNITY FUND, LLC

Purchase of Common Stock	2,462	07/17/2020
Purchase of Common Stock	2,628	07/20/2020
Purchase of Common Stock	2,285	07/21/2020
Purchase of Common Stock	3,150	08/13/2020
Purchase of Common Stock	1,340	08/14/2020
Purchase of Common Stock	657	08/17/2020
Purchase of Common Stock	233	08/18/2020
Purchase of Common Stock	21,780	08/31/2020
Purchase of Common Stock	5,805	09/04/2020
Purchase of Common Stock	5,540	09/09/2020
Sale of Common Stock	(4,390)	09/17/2020
Sale of Common Stock	(2,070)	09/18/2020
Sale of Common Stock	(6,407)	10/22/2020
Purchase of Common Stock	2,134	10/27/2020
Purchase of Common Stock	1,126	10/28/2020
Sale of Common Stock	(4,610)	11/02/2020
Sale of Common Stock	(3,620)	11/03/2020
Sale of Common Stock	(1,580)	11/19/2020
Purchase of Common Stock	6,260	12/04/2020
Sale of Common Stock	(2,160)	12/17/2020
Purchase of Common Stock	1,690	12/31/2020
Sale of Common Stock	(1,665)	02/09/2021
Sale of Common Stock	(4,995)	02/10/2021
Purchase of Common Stock	3,580	02/22/2021
Purchase of Common Stock	3,524	02/23/2021
Sale of Common Stock	(500)	03/08/2021
Sale of Common Stock	(100)	03/08/2021
Purchase of Common Stock	790	03/31/2021
Purchase of Common Stock	3,030	03/31/2021
Sale of Common Stock	(2,950)	04/30/2021
Purchase of Common Stock	2,000	05/12/2021
Purchase of Common Stock	8,020	07/02/2021
Sale of Common Stock	(5,872)	07/13/2021
Sale of Common Stock	(3,588)	07/14/2021
Sale of Common Stock	(2,573)	07/21/2021
Sale of Common Stock	(777)	07/22/2021
Sale of Common Stock	(2,840)	07/26/2021
Purchase of Common Stock	7,480	07/27/2021
Purchase of Common Stock	2,048	08/13/2021
Purchase of Common Stock	677	08/16/2021
Purchase of Common Stock	1,353	09/22/2021
Purchase of Common Stock	4	09/23/2021
Purchase of Common Stock	770	11/04/2021
Purchase of Common Stock	6,970	12/10/2021
Sale of Common Stock	(1,350)	12/29/2021
Sale of Common Stock	(1,351)	12/30/2021
Sale of Common Stock	(4,900)	12/31/2021
Sale of Common Stock[1]	(3,600)	01/03/2021
Sale of Common Stock[1]	(1,720)	01/04/2022
Purchase of Common Stock	1,530	01/21/2022
Purchase of Common Stock	20,180	01/28/2022
Purchase of Common Stock	1,022	02/08/2022
Purchase of Common Stock	5,164	02/09/2022
Purchase of Common Stock	7,640	02/11/2022
Purchase of Common Stock	7,680	02/14/2022
Purchase of Common Stock	2,760	02/15/2022
Sale of Common Stock[1]	(5,484)	03/16/2022
Sale of Common Stock[1]	(3,656)	03/17/2022
Sale of Common Stock	(7,540)	03/21/2022

I-3

L&B MEGATREND FUND

Purchase of Common Stock	3,210	02/15/2022
Purchase of Common Stock	460	02/25/2022
Sale of Common Stock	(400)	03/21/2022

L&B TOTAL RETURN FUND LLC

Purchase Of Common Stock	53,235	01/27/2022
Purchase Of Common Stock	53,920	01/28/2022
Purchase Of Common Stock	3,490	02/28/2022

COREY LORINSKY

Purchase of Common Stock	10	12/17/2021

_______________

1 Represents a short sale.

2 Represents a purchase to cover a short position.

I-4

SCHEDULE II

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on March 15, 2022.

SECURITY OWNERSHIP

The following table sets forth the number of all shares of common stock beneficially owned by each director, by each executive officer, by each person known to beneficially own 5% or more of the Company’s outstanding common stock, and by all directors and executive officers as a group on March 1, 2022 unless otherwise indicated in the footnotes. Each of the following persons and members of the group had sole voting power and sole dispositive power with respect to the shares shown unless otherwise indicated in the footnotes. Unless otherwise indicated, the address of each named person is c/o American Campus Communities, Inc., 12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership Number of Shares Beneficially Owned		Percent of Class
The Vanguard Group	20,093,052	(1)	14.3%
BlackRock, Inc.	16,179,048	(2)	11.5%
T. Rowe Price Associates, Inc.	7,277,366	(3)	5.2%
William C. Bayless, Jr.	459,065	(4)	*
William W. Talbot	187,959	(5)	*
Daniel B. Perry	151,666	(6)	*
Jennifer Beese	129,734	(7)	*
Kim K. Voss	63,083	(8)	*
John T. Rippel	51,390	(9)	*
G. Steven Dawson	29,101	(10)	*
Cydney C. Donnell	28,851		*
C. Patrick Oles, Jr.	14,087	(11)	*
Mary C. Egan	11,558	(12)	*
Oliver Luck	10,964	(13)	*
Herman E. Bulls	5,742		*
Alison M. Hill	5,742	(14)	*
Craig A. Leupold	5,742	(14)	*
All directors and executive officers as a group (18 persons)	1,316,622		*

*	Less than one percent.
(1)	This information is based upon information contained in filings made by the shareholder with the SEC reporting beneficial ownership as of December 31, 2021. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group possessed shared voting power over 202,282 shares, sole dispositive power over 19,767,891 shares and shared dispositive power over 325,161 shares.
(2)	This information is based upon information contained in filings made by the shareholder with the SEC reporting beneficial ownership as of December 31, 2021. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. possessed sole voting power over 15,041,942 shares and sole dispositive power over 16,179,048 shares.
II-1

(3)	This information is based upon information contained in filings made by the shareholder with the SEC reporting beneficial ownership as of December 31, 2021. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202. T. Rowe Price Associates, Inc. possessed sole voting power over 2,496,783 shares and sole dispositive power over 7,277,366 shares.
(4)	Includes 253,235 unvested restricted stock awards (“RSAs”) and 52,500 common units of limited partnership interest in the Company’s Operating Partnership (“Common Units”). Such Common Units are immediately redeemable for cash or, at the Company‘s election, an equal number of shares of the Company’s common stock.
(5)	Includes 97,384 unvested RSAs and 1,016 shares for which Mr. Talbot may be deemed to be the beneficial owner although he disclaims beneficial ownership of such shares and 3,800 Common Units. Such Common Units are immediately redeemable for cash or, at the Company’s election, an equal number of shares of the Company’s common stock.
(6)	Includes 83,668 unvested RSAs.
(7)	Includes 96,822 unvested RSAs.
(8)	Includes 31,567 unvested RSAs and 2,669 shares held in the Company’s deferred compensation plan with respect to which the trustee has voting rights.
(9)	Includes 36,600 shares for which Mr. Rippel may be deemed to be the beneficial owner although he disclaims beneficial ownership of such shares.
(10)	Includes 7,000 shares for which Mr. Dawson may be deemed to be the beneficial owner although he disclaims beneficial ownership of such shares. Also includes 19,101 shares held in the Company’s deferred compensation plan with respect to which the trustee has voting rights.
(11)	Includes 7,156 shares held in the Company’s deferred compensation plan with respect to which the trustee has voting rights.
(12)	Includes 2,724 shares held in the Company’s deferred compensation plan with respect to which the trustee has voting rights.
(13)	Includes 3,593 shares held in the Company’s deferred compensation plan with respect to which the trustee has voting rights.
(14)	Represents shares held in the Company’s deferred compensation plan with respect to which the trustee has voting rights.

II-2

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Land & Buildings your proxy “FOR” the Nominee and in accordance with Land & Buildings’ recommendations on the other proposals on the agenda for the Annual Meeting by using one of the following methods to vote:

•	Voting via the INTERNET by following the easy instructions included on the enclosed [COLOR] proxy card;
•	Voting by TELEPHONE by following the easy instructions included on the enclosed [COLOR] proxy card; or
•	SIGNING, DATING AND MAILING the enclosed [COLOR] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

Due to ongoing delays in the postal system, we are encouraging shareholders to submit their proxies electronically (by Internet or by telephone) if possible.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed [COLOR] voting instruction form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address or phone number set forth below.

If you have any questions, require assistance in voting your [COLOR] proxy card, or need additional copies of Land and Buildings’ proxy materials, please contact Saratoga at the phone numbers listed below.

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Shareholders call toll free at (888) 368-0379
Email: info@saratogaproxy.com

COLOR PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 25, 2022

AMERICAN CAMPUS COMMUNITIES, INC.

2022 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF LAND & BUILDINGS CAPITAL GROWTH FUND, LP, AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF AMERICAN CAMPUS COMMUNITIES, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Jonathan Litt, Craig Melcher and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, $0.01 par value per share (the “Common Stock”), of American Campus Communities, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Shareholders of the Company scheduled to be held on _________ at 8:00 a.m., Central Standard Time, at 12700 Hill Country Blvd., Suite T-200, Austin, Texas (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Land & Buildings Capital Growth Fund, LP (“Land & Buildings”), a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2 AND [“FOR”/”AGAINST”/”ASBSTAIN” ON] PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Land & Buildings’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE VOTE VIA THE INTERNET, TELEPHONE OR BY SIGNING, DATING AND MAILING THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

COLOR PROXY CARD

[X] Please mark vote as in this example

LAND & BUILDINGS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEE IN PROPOSAL 1. LAND & BUILDINGS [MAKES NO RECOMMENDATION] WITH RESPECT TO PROPOSAL 2 AND PROPOSAL 3.

1.	To elect Land & Buildings’ director nominee, Corey Lorinsky (the “Nominee”), and the candidates who have been nominated by the Company other than [____], to serve as directors of the Company until the 2023 Annual Meeting of Shareholders.
FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

Land & Buildings does not expect that the Nominee will be unable to stand for election, but, in the event the Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Land & Buildings has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

Land & Buildings intends to use this proxy to vote “FOR ALL” nominees, including the Nominee and the candidates who have been nominated by the Company other than [______], for whom Land & Buildings is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominee is elected.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box above and write the name(s) of the nominee(s) you do not support on the line below. Your shares of Common Stock will be voted for the remaining nominee(s).

2.	To ratify Ernst & Young LLP as the Company’s independent auditors for 2022.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To provide a non-binding advisory vote on the Company’s executive compensation program.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.